EXHIBIT 10.2

                              CONSULTANT AGREEMENT

     This CONSULTANT AGREEMENT ("Agreement") is made as of this ____ day of July, 2003, by and among Peak Entertainment Holdings, Inc. ("Peak"), a Nevada corporation with an address at Bagshaw Hall, Bagshaw Hill, Bakewell, Derbyshire DE45 1DL, United Kingdom, POW! Entertainment LLC ("POW"), a Delaware limited liability company with an address at 2400 Broadway Street, #3048, Santa Monica, CA 90404, and Stan Lee ("Lee"), an individual with an address at 9143 Oriole Way, Los Angeles, CA 90069.

     INTRODUCTION. Peak is a multimedia company based in the United Kingdom specializing in children's entertainment. POW is a production company formed by Lee. Lee is the co-creator of comic book characters such as Spiderman, The Incredible Hulk and X-Men, and the CEO of POW. As a result of Lee's evidenced talent, Peak would like to engage Lee as a creative consultant, and POW and Lee would like to agree to Lee acting as a creative consultant to Peak, pursuant to the terms of this Agreement.

     1. CONSULTANT. As of the date hereof, Peak hereby engages Lee as a "Creative Consultant". As Creative Consultant, Lee will: (a) advise Peak on creative ideas developed by Peak for establishing publishing and entertainment intellectual property; (b) attend occasional meetings with the founders of Peak, Wilf Shorrocks and Paula Shorrocks, either in Los Angeles or by videophone or similar technology, as reasonably requested by Peak and at the sole expense of Peak; (c) attend at least one (1) meeting by way of a press lunch or cocktail party in Hollywood, at the sole expense of Peak, to announce the relationship established by this Agreement; (d) generally be available by telephone from time to time to advise and discuss new concepts and projects in development by Peak; and (e) introduce to Peak writers, artists and publishing houses to enable Peak to develop its projects for publishing, film and/or television. If Lee consults with Peak regarding any concept that Lee brings to Peak, Peak agrees to approach DIC Entertainment Corporation ("DIC") with such concept before approaching any other third party.

     2. WARRANTS. In consideration for Lee acting as Creative Consultant to Peak, Peak hereby agrees to issue to Lee warrants (the "Warrants") to purchase seven hundred fifty thousand (750,000) shares of common stock of Peak at an exercise price of $0.35 per share during a period of five (5) years from the date of grant, as more fully set forth in the warrant agreement attached hereto as Exhibit A (the "Warrant Agreement"). The Warrants shall vest as follows: (a) one-half, or the ability to purchase 375,000 shares, upon the signing by the parties of this Agreement; and (b) the remaining one-half, or the ability to purchase another 375,000 shares, one (1) year from the date of this Agreement, and in total the shares issuable pursuant to the Warrants shall constitute approximately 3.4% of the ownership interest in Peak on the date hereof, assuming that the Warrants were exercised in full. Such Warrants and shares issuable pursuant to the Warrants shall have registration rights, as more fully set forth in the registration rights agreement attached hereto as Exhibit B (the "Registration Rights Agreement").

     3. ADDITIONAL COMPENSATION. Peak hereby agrees that in addition to the Warrants that will be granted to Lee as consideration for Lee's creative consulting services, if Peak wishes Lee to consult on an idea, concept or project after it has gone into "development", POW shall be paid for Lee's time once development has started at Lee's then current hourly consulting fee.

Furthermore, if Peak wishes Lee to consult upon an idea, concept or project developed by Peak after it goes into "production", POW will be paid producer's fees at Lee's then current producer's fee.

     4. FUTURE RELATIONSHIPS. POW and Lee hereby agree to consider Peak as a candidate for developing Lee's new projects into entertainment entities. This Agreement does not in any way obligate POW or Lee at any time to grant to Peak such development rights, and such decision to grant Peak development rights shall be at POW and Lee's sole discretion.

     5. USE OF "STAN LEE" NAME. Subject to Lee's and POW's express written consent and sole discretion, Peak may use Lee's name in connection with approved Peak entertainment and publishing projects. In addition, Peak is permitted to describe this Agreement in documents it is required to file with the Securities and Exchange Commission and may this Agreement as an exhibit thereto. Notwithstanding the foregoing, Lee and POW own all intellectual property rights associated with the "Stan Lee" name.

     6. OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS. Any and all ideas, concepts and projects developed by Peak and presented to Lee shall remain the intellectual property of Peak. Any and all ideas, concepts and projects developed by Lee or POW independent of Lee's duties as Creative Consultant to Peak shall remain the intellectual property of Lee or POW.

     7. INDEPENDENT CONTRACTOR. Under this Agreement, Lee is an independent contractor for, not an employee of, Peak. As such, Lee may engage in any other activities or employment outside of his relationship with Peak. Peak acknowledges Lee's relationship and agreement with DIC and that there is no conflict of interest between this Agreement and Lee's agreement with DIC.

     8. INCIDENTALS. Peak shall reimburse Lee for any and all reasonable out-of-pocket expenses incurred in fulfilling his role as Creative Consultant. Such expenses shall include, without limitation, travel and hotel expenses and long-distance telephone calls.

     9. TERM OF AGREEMENT. This Agreement shall be for a term of three (3) years from the date of this Agreement, provided however, that upon the mutual consent of both POW and Peak, it shall continue in effect thereafter unless terminated by either party upon sixty (60) days written notice.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to choice-of-law provisions. If any term or provision of this Agreement shall be found to be unenforceable under the laws of the State of California, then, notwithstanding such partial invalidity, the remainder of this Agreement shall remain in full force and effect, and such invalid term shall be deemed stricken.


     11. ENTIRE AGREEMENT. This Agreement, including the Introduction, constitutes the entire agreement between the parties hereto. All prior agreements, understandings and representations are hereby superseded. This Agreement may only be amended in writing signed by the parties hereto.

     12. COUNTERPARTS. This Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     13. CAPTIONS AND INTERPRETATIONS. Sections titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or any provision hereof. No provision in this Agreement is to be interpreted for or against any party hereto because that party or its legal representative drafted such provision.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date first set forth above.

Peak Entertainment Holdings, Inc.              POW! Entertainment LLC

By:  /s/ Wilford Shorrock                      By:  /s/ Gill Champion
     -------------------------------                ----------------------
                                                    President

                                               Stan Lee

                                               /s/ Stan Lee
                                             ---------------------------

                                    Exhibit A

                            Form of Warrant Agreement



NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                        PEAK ENTERTAINMENT HOLDINGS, INC.

                          COMMON STOCK PURCHASE WARRANT

                                                                  750,000 shares

                        Original Issue Date: July , 2003

     THIS CERTIFIES THAT, FOR VALUE RECEIVED, POW! Entertainment, LLC or its registered assigns ("Holder") is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time from the date hereof until 5:00 p.m., Eastern Time, on the fifth anniversary of the Original Issue Date set forth above, or if such date is not a day on which the Company (as hereinafter defined) is open for business, then the next succeeding day on which the Company is open for business (such date is the "Expiration Date"), but not thereafter, to purchase up to Seven Hundred and Fifty Thousand (750,000) shares of the Common Stock, $.001 par value (the "Common Stock"), of Peak Entertainment Holdings, Inc., a Nevada corporation (the "Company"), at $0.35 per share (the "Exercise Price"), such number of shares and Exercise Price being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. Notwithstanding the foregoing, the Holder shall not be entitled to exercise this Warrant for more than Three Hundred and Fifty Thousand (350,000) shares of Common Stock until the first anniversary of the Original Issue Date. Each share of Common Stock as to which this Warrant is exercisable is a "Warrant Share" and all such shares are collectively referred to as the "Warrant Shares."

     Section 1. Exercise of Warrant; Conversion of Warrant.

     (a) This Warrant may, at the option of Holder, be exercised in whole or in part from time to time by delivery to the Company at its principal office,
Attention: President, on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such Holder's election to exercise this Warrant (the "Exercise Notice"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by Holder or an authorized officer thereof, (ii) a check payable to the order of the Company, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Exercise Notice, and (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the "Exercise Materials").

     (b) As promptly as practicable, and in any event within five (5) business days after its receipt of the Exercise Materials, Company shall execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice, together with cash in lieu of any fraction of a share, and if this Warrant is partially exercised, a new warrant on the same terms as that set forth hereto for the unexercised balance of the Warrant Shares. The stock certificate or certificates shall be registered in the name of Holder or such other name or names as shall be designated in the Exercise Notice. The date on which the Warrant shall be deemed to have been exercised (the "Effective Date"), and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Company receives the Exercise Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise or conversion hereof, provided, however, that if the Exercise Materials are received by the Company on a date on which the stock transfer books of the Company are closed, the Effective Date shall be the next succeeding date on which the stock transfer books are open. All shares of Common Stock issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

     Section 2. Adjustments to Warrant Shares. The number of Warrant Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

     (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "Successor Company"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of Holder, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 2 (a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to Holder and executed by the Successor Company which provides that Holder shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Warrant Shares and the Exercise Price in accordance with the provisions set forth in Section 2 hereof.

     (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.0001 per Share.

     (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

     (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

     (e) The Company will not, by amendment of its Certificate of Incorporation or By-laws or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (x) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

     (f) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify Holder in writing of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

     (g) The Company represents, covenants and agrees that all Warrant Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further represents, covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

     Section 3. No Stockholder Rights. This Warrant shall not entitle Holder hereof to any voting rights or other rights as a stockholder of the Company, until the Warrant Shares are issued, at which time such shares shall entitle the holder thereof to the same voting rights accorded holders of the company's Common Stock.

     Section 4. Transfer of Securities.

     (a) This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws with respect to the transfer of such securities. The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of Section 4 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Warrant Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant. Notwithstanding the foregoing, it is acknowledged that Holder may transfer the Warrants to its members, provided that prior to doing so, it will provide the Company with a legal opinion that such transfer is a private placement. (b) Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:


         "NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER."

     Section 5. Miscellaneous.

     (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and Holder.

     (b) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     (c) Notwithstanding any provision herein to the contrary, Holder may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

     (d) This Warrant may be divided into separate warrants covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

     (e) Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.

     If to Holder, to the registered address of Holder appearing on the books of the Company. If to the Company at [provide US address] Each party shall provide five (5) days prior written notice to the other party of any change in address, which change shall not be effective until actual receipt thereof

     (f) The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction.

                       [Signatures on the following page]

                                 SIGNATURE PAGE
                                       TO
                          COMMON STOCK PURCHASE WARRANT

     IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.

                                  PEAK ENTERTAINMENT HOLDINGS, INC.


                                  By:
                                     ------------------------------
                                     Name:  Wilfred Shorrocks
                                     Title:     President

                                   ASSIGNMENT

         (To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto
___________________________________________________________________________
the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of Peak Entertainment Holdings, Inc. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

     Holder:

     _______________________________

     _______________________________

     Address

     Dated: __________________, 20__


     In the presence of:

     _______________________________

                          EXERCISE OR CONVERSION NOTICE

                  [To be signed only upon exercise of Warrant]

To:      Peak Entertainment Holdings, Inc.

     The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, _____ shares of Common Stock of Peak Entertainment Holdings, Inc., issuable upon exercise of said Warrant and hereby surrenders said Warrant.

     The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is
________________________________.

If electronic book entry transfer, complete the following:

Account Number:____________________________

Transaction Code Number:___________________

Dated: ___________________

                                                Holder:

                                                ____________________________

                                                ____________________________


                                                By:_________________________
                                                     Name:
                                                     Title:


                                     NOTICE

     The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    Exhibit B

                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement"), by and between Peak Entertainment Holdings, Inc., a Nevada corporation (the "Company"), and POW! Entertainment LLC (the "Holder").

     WHEREAS, the Company and the Holder have entered into a consultant agreement as of the date hereof (the "Consultant Agreement"), and pursuant to such Consultant Agreement the Company has issued to the Holder a warrant to purchase 750,000 shares of the Company's common stock (the "Warrant"); and

     WHEREAS, pursuant to the terms of and in order to induce the Holder to enter into the Consultant Agreement, the Company has agreed to enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company hereby agrees as follows:

     1. Demand Registration. Upon the written request of the Holder at any time, the Company shall file a registration statement with the Securities and Exchange Commission ("Commission") which seeks to register the shares of Common Stock issuable upon exercise of the Warrants (the "Registerable Securities") under the Securities Act of 1933 (the "1933 Act"). Notwithstanding the foregoing, the Company shall not be required to file a registration statement prior to one year following the date hereof.

     2. Cooperation with Company. Holder will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registerable Securities.

     3. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registerable Securities under the 1933 Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as reasonably possible:

     a. prepare and file with the Commission a registration statement and shall use its best efforts to cause such registration statement to become effective and remain effective until all the Registerable Securities are sold or become capable of being publicly sold without registration under the 1933 Act.

     b. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

     c. furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Holder;

     d. use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

     e. enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

     f. notify the Holder at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     g. furnish, at the request of the Holder on the date such Registerable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registerable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registerable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registerable Securities are delivered to the underwriters, if any, for sale pursuant to such registration from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such letters.

     4. Expenses. All expenses incurred in any registration of the Holder's Registerable Securities under this Agreement shall be paid solely by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, provided, however, the Company shall not be liable for (a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred with respect to Registerable Securities sold in the Offering or (c) the fees and expenses of counsel for any Holder, provided that the Company will pay the costs and expenses of Company counsel when the Company's counsel is representing any or all selling security holders.

     5. Indemnification. In the event any Registerable Securities are included in a registration statement pursuant to this Agreement:

     a. Company Indemnity. Without limitation of any other indemnity provided to the Holder, to the extent permitted by law, the Company shall indemnify and hold harmless the Holder, any underwriter (as defined in the 1933 Act) for such Holder, and each person, if any, who controls such underwriter (within the meaning of the 1933 Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, (iii) any violation or alleged violation by the Company of the 1933 Act or the Exchange Act, or (iv) any violation of any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any the Holder or any other officer, director or controlling person thereof.

     b. Holder Indemnity. The Holder shall indemnify and hold harmless the Company, its affiliates, its counsel, officers, directors and representatives, any underwriter (as defined in the 1933 Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the 1933 Act) against any liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or any state securities law, and the Holder shall reimburse the Company, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions and respect thereof) arise out of or are based upon any statements or information provided by such Holder to the Company in connection with the offer or sale of Registerable Securities.

     c. Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

     d. Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to such Holder of the Registerable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registerable Securities).

     e. Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registerable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

     6. Notices.

     a. All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, or telegraphed or telexed with confirmation of receipt or delivered by hand or by overnight delivery service,

     b. If to the Company, at:

                   Peak Entertainment Holdings, Inc.
                   Bagshaw Hall, Bagshaw Hill
                   Bakewell, Derbyshire, UK
                   Attn:  Wilfred Shorrcoks, President

     or at such other address as it may have furnished in writing to the Holders of Registerable Securities at the time outstanding, or

     c. if to the Holder of the Registerable Securities, to the address of such Holder as it appears in the stock ledger of the Company.

     d. Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, when telegraphed or telexed shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when delivered.

     7. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Holder.

     8. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holder. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     9. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and same instrument.

     10. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, without giving effect to conflicts of law principles.

     11. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     12. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the ____ day of July, 2003.



PEAK ENTERTAINMENT HOLDINGS, INC.        POW! ENTERTAINMENT LLC


By:  /s/ Wilford Shorrock                By:  /s/ Gill Champion
     ----------------------                 -------------------------
     Wilfred Shorrocks,                      Gill Champion, President
     President